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EXHIBIT 32.2   PATIENT PORTAL TECHNOLOGIES, INC.

   Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Thomas Hagan, Financial Officer of Patient Portal Technologies, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2006 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  1/31/2007                        /s/ THOMAS HAGAN
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                                         Thomas Hagan
                                         Chief Financial Officer
















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